UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT
 Pursuant to section 13 or 15(d) of The Securities Exchange
                         Act of 1934

 Date of Report (Date of earliest event reported): June 29,
                            2012
                     ------------------

               Dynasil Corporation of America
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   (Exact name of registrant as specified in its charter)

   Delaware               000-27503             22-1734088
  -----------            -----------            ----------
(State or other       (Commission File         (IRS Employer
jurisdiction of           Number)           Identification No.)
incorporation)



             44 Hunt Street, Watertown, MA 02472
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          (Address of principal executive offices)


                       (617)-668-6855
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    (Registrant's telephone number, including area code)


                       Not Applicable
       ______________________________________________
    (Former name or former address, if changed since last
                           report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Waiver Letter and Amendment under Loan Agreement

As disclosed in the Company's Form 10-Q filed May 15, 2012 for the period ended March 31, 2012, due to the incurrence of the Entine Indebtedness (see below), together with the delay in collections relating to the processing of the Company's invoices with governmental customers and the increased spending on commercialization and R&D activities, the Company then believed it would not satisfy certain financial covenants as of June 30, 2012 under the Loan and Security Agreement with Sovereign Bank, N.A. (the "Lender"), dated July 7, 2010, as amended on April 1, 2011 and April 12, 2012 (the "Original Loan Agreement").

As disclosed in the Company's Form 8-K filed on June 8,
2012, the Company has incurred indebtedness in favor of certain entities affiliated with Dr. Gerald Entine
(together, "Entine") in the aggregate principal amount of $1,857,546 (the "Entine Indebtedness"). The Company incurred the Entine Indebtedness in satisfaction of its obligation to repurchase certain shares of Dynasil common stock from Entine pursuant to a put right exercised by Dr.
Entine on February 12, 2012.

On June 29, 2012, the Company entered into a letter agreement (the "Waiver Letter") with the Lender as well as Amendment No. 3 (the "Amendment") to the Original Loan Agreement. Under the Waiver Letter, the Lender agreed to waive non-compliance by the Company with certain financial covenants under the Original Loan Agreement as of June 30, 2012, subject to the Company's compliance with the terms of the Amendment, including completing the Required Capital Raise on or before September 30, 2012 and applying the proceeds as described below. The Company is currently seeking alternative financing sources that will satisfy the Required Capital Raise on or before September 30, 2012, however, there is no guarantee that the Company will be able to complete any such financing in accordance with the terms of the Amendment. If the Company is unable to satisfy the Required Capital Raise prior to September 30, 2012, or otherwise fails to comply with the terms of the Amendment, it will be in default under the Original Loan Agreement.

The Amendment also made certain other changes to the Original Loan Agreement, including certain financial covenants, limitations on capital expenditures and the termination of the Company's acquisition line of credit, in each case as described in more detail below. The Amendment did not change the interest rates on outstanding indebtedness under the Original Loan Agreement.

This summary of the terms and conditions of the Waiver Letter and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Waiver Letter and the Amendment, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

o    Required Capital Raise on or before September 30, 2012

Under the Amendment, the Company agreed with the Lender that the Company would raise, on or before September 30, 2012, at least $2,000,000 in gross proceeds from the sale of its capital stock and/or the incurrence of new indebtedness which is subordinated to the indebtedness in favor of the Lender, on terms and conditions acceptable to the Lender in its sole discretion (the "Required Capital Raise"). The proceeds of the Required Capital Raise must first be used to repay all amounts outstanding under the Entine Indebtedness by September 30, 2012, and thereafter for general working capital needs.


o    Amendment to Leverage Ratio Covenants

For the Consolidated Maximum Leverage Ratio (Consolidated Total Funded Debt to Consolidated EBITDA, as defined in the Amendment), the Amendment (i) revised the required ratio for September 30, 2012 from 3.25x to 4.5x; (ii) revised the required ratio for December 31, 2012 from 3.00x to 4.5x; and
(iii) revised the required ratio for March 31, 2013 and for each rolling four quarters thereafter from 3.00x to 4.0x.

The Amendment also includes a new Consolidated Maximum Adjusted Leverage Ratio covenant, which is Consolidated Total Funded Debt (excluding subordinated debt) to Consolidated EBITDA, as defined in the Amendment. The Amendment requires the Company to maintain a Consolidated Maximum Adjusted Leverage Ratio equal to or less than (i) 3.25x to 1.00x for each of the rolling four quarter periods ending on September 30, 2012 and December 31, 2012, and (ii) 3.00x to 1.00x for each rolling four quarter period ending on or after March 31, 2013.

For the purposes of calculating both the Consolidated Maximum Leverage Ratio and the Consolidated Maximum Adjusted Leverage Ratio, Consolidated EBITDA (as defined in the Amendment) will be (i) at September 30, 2012, the actual Consolidated EBITDA for the 3 months then ended times 4;
(ii) at December 31, 2012, the actual Consolidated EBITDA for the 6 months then ended times 2; and (iii) at March 31, 2013, the actual Consolidated EBITDA for the 9 months then ended times 4/3 (provided that the add-backs for costs are not annualized).

o    Amendment to Fixed Charge Coverage Ratio Covenants

For the Consolidated Fixed Charge Coverage Ratio, the Amendment (i) revised the required ratio for September 30, 2012 from 1.10x to 1.00x; (ii) revised the required ratio for December 31, 2012 from 1.20x to 1.00x; (iii) revised the required ratio for March 31, 2013 from 1.20x to 1.05x; (iv) revised the required ratio at 6/30/13 from 1.20x to 1.10x; and (v) did not change the required ratio at September 30, 2013 (remained at 1.20x).

The Consolidated Fixed Charge Coverage Ratio is defined as Consolidated EBITDA (as defined in the Amendment) for the applicable period divided by the sum of (a) the Company's consolidated interest expense for such period, plus (b) the aggregate principal amount of scheduled payments on the Company's indebtedness made during such period (excluding any repayment of the Entine Indebtedness), plus (c) the sum of all cash dividends and other cash distributions to the Company's shareholders during such period, plus (d) the sum of all taxes paid in cash by the Company during such period, less (e) up to $75,000 paid to the IRS, to the extent characterized as interest expense, in connection with certain historical tax filings (the "IRS Payments").

For the purposes of calculating the Consolidated Fixed Charge Coverage Ratio, Consolidated EBITDA will be (i) at September 30, 2012, the actual Consolidated EBITDA for the 3 months then ended times 4; (ii) at December 31, 2012, the actual Consolidated EBITDA for the 6 months then ended times 2; and (iii) at March 31, 2013, the actual Consolidated EBITDA for the 9 months then ended times 4/3 (provided that the add-backs for Entine Indebtedness repayment and the IRS Payments are not annualized).

o    Restriction on Capital Expenditures

For the fiscal year ending September 30, 2012, the Amendment reduced the limitation on the Company's capital expenditures from $3.25 million to $2.25 million and for fiscal years ending September 30, 2013 and each fiscal year thereafter, the Amendment raised the limitation on the Company's capital expenditures from $2.00 million to $2.25 million

o    Termination of Acquisition Line of Credit

The Amendment also accelerated the termination date of the Company's $5 million acquisition line of credit to June 29, 2012, which will prohibit the Company from drawing down the approximately $1 million of previously available undrawn funds.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits



Exhibit                          Description
Number
-------------------------------------------------------------

10.1 Amendment No. 3 to Loan and Security Agreement, dated as of June 29, 2012, between Dynasil Corporation of
       America and Sovereign Bank, N.A.

10.2 Waiver of Default Letter, dated as of June 29, 2012, from Sovereign Bank, N.A. to Dynasil Corporation of
       America.

10.3   Loan and Security Agreement, dated as of July 7,
       2010, by and between Sovereign
       Bank, N.A., as Lender, and Dynasil Corporation of
       America, as Company (filed as Exhibit 10.1 to
       Dynasil's current report on 8-K dated July 14, 2010 and incorporated herein by reference).

10.4 Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of April 12, 2012, by and between Sovereign Bank, N.A., as Lender, and Dynasil Corporation of America, as Company (filed as
       Exhibit 10.1 to Dynasil's current report on Form 10-Q for the period ending March 31, 2011, dated May 16, 2011 and incorporated herein by reference).

10.5  Amendment No. 2 to Amended and Restated Loan and
      Security Agreement, dated as of April 12, 2012, by and between Sovereign Bank, N.A., as Lender, and Dynasil Corporation of America, as Company (filed as
      Exhibit 10.1 to Dynasil's current report on Form 8-K dated April 16, 2012 and incorporated herein by reference).

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           DYNASIL CORPORATION OF AMERICA

Date:     July 5, 2012     By:  /s/ Richard Johnson
                           Name: Richard Johnson
                           Title:  Chief Financial Officer


                        Exhibit Index


Exhibit                          Description
Number
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10.1   Amendment No. 3 to Loan and Security Agreement, dated
       as of June 29, 2012, between Dynasil Corporation of
       America and Sovereign Bank, N.A.

10.2 Waiver of Default Letter, dated as of June 29, 2012, from Sovereign Bank, N.A. to Dynasil Corporation of
       America.

10.3   Loan and Security Agreement, dated as of July 7,
       2010, by and between Sovereign
       Bank, N.A., as Lender, and Dynasil Corporation of
       America, as Company (filed as Exhibit 10.1 to
       Dynasil's current report on 8-K dated July 14, 2010 and incorporated herein by reference).

10.4 Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of April 12, 2012, by and between Sovereign Bank, N.A., as Lender, and Dynasil Corporation of America, as Company (filed as
       Exhibit 10.1 to Dynasil's current report on Form 10-Q for the period ending March 31, 2011, dated May 16, 2011 and incorporated herein by reference).

10.5  Amendment No. 2 to Amended and Restated Loan and
      Security Agreement, dated as of April 12, 2012, by and between Sovereign Bank, N.A., as Lender, and Dynasil Corporation of America, as Company (filed as
      Exhibit 10.1 to Dynasil's current report on Form 8-K dated April 16, 2012 and incorporated herein by reference).